UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2018

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc.	California	81-3881866
5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada 89193-8510
(702) 876-7237

1-7850	Southwest Gas Corporation	California	88-0085720
5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada 89193-8510
(702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 8.01 Other Events.

On May 31, 2018, Southwest Gas Holdings, Inc. issued a press release regarding Southwest Gas Corporation’s Nevada general rate case filing with the Public Utilities Commission of Nevada (“Commission”) and the Commission’s approval of Southwest Gas Corporation’s proposal to extend natural gas service to Mesquite, Nevada. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release by Southwest Gas Holdings, Inc. issued May 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.
(Registrant)

Date: June 1, 2018
/s/ LORI L. COLVIN
Lori L. Colvin
Vice President/Controller and
Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CORPORATION
(Registrant)

Date: June 1, 2018
/s/ LORI L. COLVIN
Lori L. Colvin
Vice President/Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Southwest Gas Holdings, Inc. issued May 31, 2018